UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 27, 2017

eHealth, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices) (Zip Code)
(650) 584-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On July 27, 2017, eHealth, Inc. issued an earnings release announcing its financial results for the quarter ended June 30, 2017. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on July 27, 2017 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Item 2.02 of the Original 8-K, solely for the purpose of correcting errors related to the information provided for non-GAAP net income per diluted share and the reconciliation of non-GAAP net income per diluted share to GAAP net income per diluted share, as described below.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2017, eHealth, Inc. (the “Company”) issued an earnings release (the “Release”) announcing its financial results for the quarter ended June 30, 2017. Certain information in the Release regarding the Company’s non-GAAP financial results for the six months ended June 30, 2017 was misstated, as follows:

•
Non-GAAP net income per diluted share was reported as $1.01 in the text on page 3 of the Release and in the reconciliation of GAAP net income per diluted share to non-GAAP net income per diluted share. The actual non-GAAP net income per diluted share was $1.14.

•
Stock-based compensation expense per diluted share was reported as $0.14 in the reconciliation of GAAP net income per diluted share to non-GAAP net income per diluted share. The actual stock-based compensation expense per diluted share was $0.25.

•
Amortization of intangible assets per diluted share was reported as $0.01 in the reconciliation of GAAP net income per diluted share to non-GAAP net income per diluted share. The actual amortization of intangible assets per diluted share was $0.03.

These misstatements did not impact any of the Company’s other earnings release disclosures nor was there any impact to the Company’s GAAP financial statements.

The information in Item 2.02 of this Current Report on Form 8-K/A is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. This Current Report on Form 8-K/A should be read in conjunction with the Original 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Jay W. Jennings

Jay W. Jennings
SVP, Finance and Chief Accounting Officer
Date: August 17, 2017